Morgan Stanley Institutional Fund, Inc.

Asia Opportunity Portfolio

Summary Prospectus | April 30, 2026

Share Class and Ticker Symbols
Class I	Class A	Class C	Class R6
MSAQX	MSAUX	MSAWX	MSAYX

Before you invest, you may want to review the Fund’s statutory prospectus (“Prospectus”), which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and the most recent Annual and Semi-Annual Reports to Shareholders (“Shareholder Reports”), online at www.morganstanley.com/im/MSIFAsiaOpportunity. You can also get this information at no cost by calling toll-free 1-866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com. The Fund’s Prospectus and SAI, both dated April 30, 2026 (as may be supplemented from time to time), are incorporated by reference into this Summary Prospectus.

Investment Objective

The Asia Opportunity Portfolio (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.

For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any shares of the Fund and/or certain other Morgan Stanley Funds already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction, amounts to $50,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary, on page 67 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.

Class I shares may be available on brokerage platforms of firms that have agreements with the Fund’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.

SU-MSIF-30

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Asia Opportunity Portfolio (Con’t)

Shareholder Fees  (fees paid directly from your investment)

	Class I	Class A	Class C	Class R6
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	1.00%[1]	1.00%[2]	None
Redemption Fee (as a percentage of the amount redeemed on redemptions made within 30 days of purchase)	2.00%	2.00%	2.00%	2.00%
1	Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be imposed if you sell your shares within 12 months, except for certain specific circumstances. See “Shareholder Information—How To Redeem Fund Shares” for further information about the CDSC waiver categories.
2	The Class C CDSC is only applicable if you sell your shares within one year after the last day of the month of purchase. See “Shareholder Information—How To Redeem Fund Shares” for a complete discussion of the CDSC.

Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class C	Class R6
Advisory Fee[1]	0.80%	0.80%	0.80%	0.80%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	1.00%	None
Other Expenses[2]	0.51%	0.53%	0.57%	0.45%
Total Annual Fund Operating Expenses[3]	1.31%	1.58%	2.37%	1.25%
Fee Waiver and/or Expense Reimbursement[3]	0.21%	0.13%	0.17%	0.20%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	1.10%	1.45%	2.20%	1.05%
1	“Advisory Fee” includes the management fee of a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Fund’s “Adviser” and “Administrator,” Morgan Stanley Investment Management Inc., has agreed to waive or credit a portion of the advisory fee in an amount equal to the management fee paid to the Adviser by the Subsidiary.
2	“Other Expenses” include expenses of the Fund’s and Subsidiary’s most recent fiscal year.
3	The Adviser has agreed to waive all or a portion of its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.10% for Class I, 1.45% for Class A, 2.20% for Class C and 1.05% for Class R6. The fee waivers and/or expense reimbursements will continue for at least one year from the date of this Prospectus or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). After eight years, Class C shares of the Fund generally will convert automatically to Class A shares of the Fund. The example for Class C shares reflects the conversion to Class A shares after eight years. Please refer to the section of the Prospectus entitled “Shareholder Information—Conversion Features” for more information. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$ 112	$ 395	$ 698	$ 1,561
Class A	$ 665	$ 986	$ 1,329	$ 2,294
Class C	$ 323	$ 723	$ 1,250	$ 2,496
Class R6	$ 107	$ 377	$ 667	$ 1,494

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$ 112	$ 395	$ 698	$ 1,561
Class A	$ 665	$ 986	$ 1,329	$ 2,294
Class C	$ 223	$ 723	$ 1,250	$ 2,496

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Asia Opportunity Portfolio (Con’t)

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class R6	$ 107	$ 377	$ 667	$ 1,494

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20%  of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in equity securities of issuers located in Asia (excluding Japan), with capitalizations within the range of companies included in the MSCI All Country Asia ex Japan Index.

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks high quality established and emerging companies that the Adviser believes are undervalued at the time of purchase. Fundamental research drives the investment process. The Adviser typically favors companies it believes have sustainable competitive advantages that can be monetized through growth. The investment process integrates analysis of sustainability with respect to disruptive change, financial strength, environmental and social externalities and governance (also referred to as ESG). The Adviser typically focuses a significant portion of the Fund’s investments in a limited number of issuers, which may be in the same industry, sector or geographic region. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Adviser views incorporating ESG-related potential risks and opportunities within the investment process as important to ensure long-term stewardship of capital. Over extended time horizons, the Adviser believes that ESG risks are more likely to materialize and externalities not borne by the company are more likely to be priced into the value of securities. Since ESG risks could potentially impact the risk and reward profile of investment opportunities, the Adviser typically engages company management in constructive discussions on a range of ESG issues the Adviser deems materially important.

The Fund may also invest in privately placed and restricted securities.

Under normal market conditions, at least 80% of the Fund’s assets will be invested in equity securities of issuers located in Asia, excluding Japan. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes. The Adviser considers an issuer to be located in Asia if (i) its principal securities trading market is in Asia, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue or profits from goods produced, sales made or services performed in Asia or has at least 50% of its assets in Asia or (iii) it is organized under the laws of, or has a principal office in, a country located in Asia. By applying this test, it is possible that a particular issuer could be deemed to be from more than one country.

For purposes of maintaining exposure of at least 80% of the Fund’s assets to equity securities of issuers located in Asia, the Fund may also invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of depositary receipts with respect to issuers located in Asia. The Fund may invest in China A-Shares (shares of publicly traded companies based in mainland China) listed and traded on the Shanghai Stock Exchange through the Shanghai-Hong Kong Stock Connect program, as well as China A-Shares listed and traded on the Shenzhen-Hong Kong Stock Connect program (collectively, “Stock Connect”).

The Fund invests primarily in securities of companies located in China, Hong Kong, India, Indonesia, Korea, Malaysia, the Philippines, Singapore, Taiwan and Thailand, but additional opportunities are also sought, whenever regulations permit, in any of the developed, emerging, and frontier countries and markets in the Asian region.

Principal Risks

There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. Investments in the Fund involve risks and you should not rely on the Fund as a complete investment program. The relative significance of each risk factor summarized below may change over time and you should review each risk factor carefully because any one or more of these risks may result in losses to the Fund. The principal risks of investing in the Fund include:

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Asia Opportunity Portfolio (Con’t)

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. U.S. and foreign stock markets, and equity securities of individual issuers, have experienced periods of substantial price volatility in the past and it is possible that they will do so again in the future. The prices of equity securities fluctuate, sometimes rapidly or widely, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic, political and public health conditions. During periods when equity securities experience heightened volatility, such as during periods of market, economic or financial uncertainty or distress, the Fund’s investments in equity securities are subject to heightened risks.

The value of equity securities and related instruments decline in response to perceived or actual adverse changes in the economy, economic outlook or financial markets; deterioration in investor sentiment; inflation, interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; unexpected trading activity among retail investors; and other factors. Market conditions affect certain types of equity securities to a greater extent than other types of equity securities. If the stock market declines, the value of the Fund’s equity securities will also likely decline, which will result in a decrease in the value of your investment in the Fund. Although prices can rebound, there is no assurance that prices of the Fund’s equity securities will return to previous levels.

•	Active Management Risk. In pursuing the Fund’s investment objective, the Adviser has considerable leeway in deciding which investments to buy, hold or sell on a day-to-day basis, and which trading strategies to use. For example, the Adviser, in its discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Fund’s performance.

•	Focused Investing. Although the Fund is a diversified investment company under the Investment Company Act of 1940 (the “1940 Act”), the Fund typically invests a significant portion of its portfolio in a limited number of issuers, which may be in the same industry, sector or geographic region. As a result, the Fund will be more susceptible to risks associated with, and negative events affecting those issuers, industries, sectors or geographic regions, and a decline in the value of a particular instrument may cause the Fund’s overall value to be more volatile and decline to a greater degree than if the Fund were invested more widely.

•	Foreign and Emerging Market Securities. Investments in foreign markets entail special risks, such as currency, political (including geopolitical), economic and market risks and heightened risks, that may result in losses to the Fund. There also may be greater market volatility, less reliable financial information, less stringent investor protections and disclosure standards, higher transaction and custody costs and risks, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments (including regional and global, military, or other conflicts), the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers (including tariffs) and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental interventions or other actions, such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid and decline in value in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market, economic, political and social turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations. In addition, foreign governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments. Moreover, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging market countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. Economic sanctions or other similar measures may be, and have been,

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Asia Opportunity Portfolio (Con’t)

imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar measures could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities (in the sanctioned country and other markets), negatively impact the value or liquidity of the Fund’s investments, significantly delay or prevent the settlement of the Fund’s securities transactions, force the Fund to sell or otherwise dispose of investments at inopportune times or prices, or impair the Fund’s ability to meet its investment objective or invest in accordance with its investment strategies.

•	Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which change due to economic, geopolitical and other events that affect the U.S. and global markets generally, as well as those that affect or are perceived or expected to affect particular regions, countries, industries, companies, issuers, sectors, asset classes or governments. These types of events may be sudden and unexpected, and could adversely affect the value (or income generated by) and liquidity of the Fund’s investments, which may in turn impact the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters or events, epidemics and pandemics, terrorism, conflicts, social unrest, recessions, inflation, interest rate changes, supply chain disruptions and the threat and/or actual imposition of tariffs, trade barriers and other protectionist or retaliatory measures) adversely interrupt or otherwise affect the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets or economies may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These types of events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance or value of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted.

•	Liquidity. The Fund may make investments that are less liquid, illiquid or restricted or that may become illiquid or less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value and may be unable to sell the security at all.

•	Asia Market. The small size of securities markets and the low trading volume in many countries in Asia may lead to a lack of liquidity. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss. Many of the countries in the region are developing, both politically and economically, and as a result companies in the region may be subject to risks like nationalization or other forms of government interference, and/or may be heavily reliant on only a few industries or commodities. Investments in the region may also be subject to currency risks, such as restrictions on the flow of money in and out of the country, extreme volatility relative to the U.S. dollar and devaluation, all of which could decrease the value of the Fund. Some countries in the region have previously experienced currency devaluations that resulted in higher interest rates, reductions in economic activity and drops in securities prices. In addition, because the Fund concentrates in a single region of the world, the Fund’s performance may be more volatile than that of a fund that invests globally. Consequently, if Asian securities fall out of favor, it may cause the Fund to underperform funds that do not concentrate in a single region of the world.

•	China Risk. Investments in securities of Chinese issuers involve risks associated with investments in foreign markets as well as special considerations not typically associated with investments in the U.S. markets or other foreign (including emerging) markets. For example, the Chinese government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation, state ownership and/or other involvement. Actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China and operations of particular Chinese companies. In addition, the Chinese government has actively intervened in Chinese companies’ operations and structures and taken (and may continue to take) actions that influenced the prices at which certain goods may be sold, encouraged companies to invest or concentrate in particular industries, induced mergers between companies in certain industries and induced private companies to publicly offer their securities. Investments in China involve risk of a total loss due to government action or inaction or other adverse circumstances.

Additionally, the Chinese economy is export-driven and highly reliant on trade. Adverse changes to the economic conditions, trading policies and taxation of imports of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and the Fund’s investments. Moreover, a slowdown in other significant economies of the world, such as the United States, the European Union and certain Asian countries, may adversely affect economic growth or the value of investments in China. An economic downturn in China would adversely impact the Fund’s investments. In addition, certain securities are, or may in the future, become restricted and/or sanctioned by the U.S. government or other governments and the Fund may be forced to sell or unable to sell such securities and incur a loss as a result and the Fund may be unable to purchase securities of Chinese issuers from time to time.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Asia Opportunity Portfolio (Con’t)

U.S. relations with China are strained, because of, among other things, a series of trade, international treaty, tax, and sanctions actions taken by the United States and China against each other, including the designation of China as a “foreign adversary” of the U.S., as well as countersanctions or countermeasures from the Chinese government that have been triggered or are expected to be triggered. Moreover, recent developments in relations between the U.S., other trading partners and China have heightened concerns (and the realization) of increased tariffs and restrictions on trade between the two countries, such as the potential for an escalation in trade tensions or a trade war. Increases in tariffs or trade restrictions (and threats thereof) could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry, Chinese issuers, the liquidity or price of the Fund’s direct or indirect investments in China and, therefore, the Fund’s investments.

These and other developments, including government actions or inactions, would likely result in significant illiquidity risk or losses or forced disposition for Chinese investments. The Chinese securities markets are emerging markets characterized by a relatively small number of equity issues and relatively low trading volume, resulting in decreased liquidity, greater price volatility (caused by, among other things, military, diplomatic, or trade conflicts and government intervention in economic and securities markets), and potentially fewer investment opportunities for the Fund. The Fund’s investments in Chinese securities are also subject to additional risks associated with differing regulatory and audit requirements in the Chinese securities market as compared to the U.S. securities market, including a lack of reliable audits and other financial information regarding many Chinese companies and heightened risk of market manipulation and fraud, which may be increased through actions taken by the Chinese government. In addition, the relationship between China and Taiwan is particularly sensitive, and hostilities between China and Taiwan, including continued threats by China to invade and control Taiwan, present a significant risk to the Fund’s investments in China. Ongoing political tension between the People’s Republic of China and the Hong Kong Special Administrative Region may have impacts on the economy of Hong Kong, and these impacts remain uncertain.

Risks of Investing through Stock Connect. The Fund may invest in A-shares listed and traded through Stock Connect, or on such other stock exchanges in China which participate in Stock Connect from time to time or in the future. Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. Moreover, Stock Connect A-shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. The Stock Connect program is a relatively new program and may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. Because certain transactions through Stock Connect may not be subject to certain investor protection programs, the Fund may be exposed to the risks of default of the broker(s) they engage in their trading in China A Shares.

•	Variable Interest Entities. Chinese operating companies sometimes rely on variable interest entity (“VIE”) structures to raise capital from non-Chinese investors because of Chinese government limitations or prohibitions on direct foreign ownership in certain industries. In a VIE structure, a series of contractual arrangements are entered into between a holding company domiciled outside of China and a Chinese operating company or companies, which are intended to mimic direct ownership in the operating company, but in many cases these arrangements have not been tested in court and it is not clear that the contracts are enforceable or that the structures will otherwise work as intended. The offshore holding company, which is not a Chinese operating company, then issues exchange-traded shares that are sold to the public, including non-Chinese investors (such as the Fund). In addition to the risks generally associated with investing in China and a Chinese operating company, the shares of the holding company purchased by the Fund would not be equity ownership interests in the Chinese operating company and the Fund’s interest would be subject to substantial legal, operational and other risks associated with the company’s use of the VIE structure. For example, the Chinese government has not approved VIE structures and at any time without advance notice the Chinese government or a Chinese regulator or court could determine that the contractual arrangements constituting part of the VIE structure are unenforceable or do not comply with applicable law or regulations, these laws or regulations could change or be interpreted differently in the future, and the Chinese government also may with no advance notice otherwise intervene in or exert influence over VIE structures or the related Chinese operating companies. If any of these or similar risks or developments materialize, the Fund’s investment in the holding company may suddenly and significantly decline in value or become worthless because of, among other things, difficulty enforcing (or the inability to enforce) the contractual arrangements or materially adverse effects on the Chinese operating company’s performance. In these circumstances, the Fund could experience significant or total losses with no recourse available. From time to time, the Fund’s investments in U.S.-listed shell companies relying on VIE structures to obtain exposure to Chinese operating companies could be significant. A decline or worsening in diplomatic or other relations between the U.S. and China could increase the risks associated with the VIE structure.

•	India Risk. To the extent that the Fund invests a substantial portion of its assets in Indian issuers, the value of the Fund’s assets may be adversely affected by political, economic, social and religious factors impacting Indian businesses and the Indian economy, changes in Indian law or regulations and the status of India’s relations with other countries. Indian government actions in the future could have a significant effect on the Indian economy, which could affect private sector

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Asia Opportunity Portfolio (Con’t)

companies and the Fund, market conditions, and prices and yields of securities in the Fund’s portfolio. To the extent the Fund invests a significant portion of its assets in Indian businesses and the Indian economy, factors that have an adverse impact on Indian businesses and the Indian economy may have a disproportionate impact on the Fund’s performance.

•	Information Technology Sector Risk. To the extent the Fund invests a substantial portion of its assets in the information technology sector, the value of Fund shares may be particularly impacted by events that adversely affect the information technology sector, such as rapid changes in technology product cycles, product obsolescence, government regulation, and competition, and may fluctuate more than that of a fund that does not invest significantly in companies in the technology sector.

•	Consumer Discretionary Sector Risk. To the extent that the Fund invests a substantial portion of its assets in the consumer discretionary sector, the Fund will be particularly susceptible to the risks associated with companies operating in such sector. Companies in the consumer discretionary sector are subject to risks, including fluctuations in the performance of the overall domestic and international economy, shipment and supply chain disruptions, interest rate changes, currency exchange rates, increased competition and consumer confidence. Performance of such companies may also be adversely affected by factors such as reduced disposable household income, reduced consumer spending, and changing demographics and consumer tastes.

•	Financials Sector Risk. To the extent the Fund invests a substantial portion of its assets in the financials sector, factors that have an adverse impact on this sector may have a disproportionate impact on the Fund’s performance. The financials sector can be affected by global and local economic conditions, such as the levels and liquidity of the global and local financial and asset markets, the absolute and relative level and volatility of interest rates and equity prices, investor sentiment, inflation, and the availability and cost of credit. Adverse developments in these conditions can have a greater adverse effect on the financials sector of an emerging market economy than on other industries of its economy. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of the financials sector.

•	Foreign Currency Forward Exchange Contracts. To the extent the Fund seeks to hedge its foreign currency exposure by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risks associated with derivatives and the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Please see “Additional Information About Fund Investment Strategies and Related Risks” in the Fund’s prospectus for a more detailed description of risks of investing in the Fund. Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one, five and ten year periods and since inception compare with those of a broad measure of market performance. The performance of the other classes, which is shown in the table below, will differ because the classes have different ongoing fees. The Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted). The    Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im  or by calling toll-free 1-800-869-6397.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Asia Opportunity Portfolio (Con’t)

Annual Total Returns—Calendar Years

During the periods shown in the bar chart above:

High Quarter	03/31/19	25.05%
Low Quarter	03/31/22	-18.81%

Average Annual Total Returns

(for the calendar periods ended  December 31, 2025)

	Past One Year	Past Five Years	Past Ten Years	Since Inception
Class I (commenced operations on 12/29/2015)
Return Before Taxes	5.50%	-6.11%	9.27%	9.30%
Return After Taxes on Distributions[1]	4.25%	-6.43%	8.90%	8.93%
Return After Taxes on Distributions and Sale of Fund Shares	3.39%	-4.55%	7.51%	7.54%
Class A (commenced operations on 12/29/2015)
Return Before Taxes	-0.38%	-7.40%	8.33%	8.37%
Class C (commenced operations on 12/29/2015)
Return Before Taxes	3.35%	-7.09%	8.28%	8.30%[2]
Class R6 (commenced operations on 12/29/2015)
Return Before Taxes	5.59%	-6.04%	9.33%	9.36%
MSCI All Country Asia ex Japan Net Index (reflects no deduction for fees, expenses or taxes)[3]	32.26%	3.73%	8.55%	8.52%[4]
1	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
2	Class C shares will generally automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion.
3	The MSCI All Country Asia ex Japan Net Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan. The performance of the index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. It is not possible to invest directly in an index.
4	Since Inception reflects the inception date of the Fund.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other classes will vary from Class I shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Sub-Adviser. Morgan Stanley Investment Management Company.

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Asia Opportunity Portfolio (Con’t)

Portfolio Managers.  The Fund is managed by members of the Global Opportunity team. Information about the members primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser, Sub-Adviser or Affiliate	Date Began Managing Fund
Kristian Heugh	Managing Director of the Adviser	Since inception
Anil Agarwal	Managing Director of the Sub-Adviser	April 2020
Alastair Pang	Managing Director of Morgan Stanley Asia Limited	January 2022
Jeremy Wu	Managing Director of Morgan Stanley Asia Limited	April 2023

In rendering investment advisory services to the Fund, the Adviser uses the portfolio management, research and other resources of Morgan Stanley Asia Limited, a foreign (non-U.S.) affiliate of Morgan Stanley Investment Management Inc. that is not registered under the Investment Advisers Act of 1940, as amended, and may provide services to the Fund through this “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser.

Purchase and Sale of Fund Shares

The minimum initial investment generally is $1 million for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. To purchase Class R6 shares, an investor must meet a minimum initial investment of $5 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades through an intermediary that combines its clients’ assets in a single omnibus account, whether or not such plan is qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser.  The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”

Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o SS&C Global Investor and Distribution Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-869-6397) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each, a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A shares or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a  Financial Intermediary (such as a bank), the Adviser  and/or the Distributor may pay the Financial  Intermediary for the sale of Fund shares and related  services. These payments, which may be significant in  amount, may create a conflict of interest by influencing  the Financial Intermediary and your salesperson to recommend  the Fund over another investment. Ask  your salesperson or visit your Financial Intermediary’s  web site for more information.

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